UNIVERSITY CLUB | NEW YORK CITY | JULY 18, 2022 Exhibit 99.2

Forward-Looking Statements Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements  that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations  regarding the potential benefits of our partnerships and strategic alliances with other companies, as well as the timing and clinical development of our product candidates,  including EYP-1901; the potential for EYP-1901 as a sustained delivery treatment for wet age-related macular degeneration and non-proliferative diabetic retinopathy; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results  to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the extent to which COVID-19 impacts our business; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability  to successfully produce sufficient commercial quantities of YUTIQ® and DEXYCU®; the success of current and future license agreements, including our agreements with Ocumension Therapeutics, Equinox Science and Betta Pharmaceuticals; termination or breach of current license agreements; our dependence on contract research organizations,  co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability;  industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

INTRODUCTIONS AND AGENDA Nancy Lurker| President and Chief Executive Officer

George O. Elston 20 years of C-Level experience with strong and established relationships across wall street, buy-side, venture capital and pharma/biotech resulting in transformative company-building and M&A transactions covering a wide range of financing and partnering Investor Day: Speakers - Management Nancy Lurker 3x CEO with 30 years biopharmaceutical experience across multiple therapeutic areas; she has a proven record of generating revenue growth and facilitating strategic partnerships Jay Duker, MD 30 years managing retinal diseases and is a 12-time clinical trial investigator/co investigator; he has started 3 companies, ~345 ophthalmic publications, and extensive drug delivery, target identification and validation knowledge CEO COO MD, CMO CEO CFO

Said Saim, Ph.D. >25 years of pre-formulation, formulation, process development and tech transfer experience resulting in several FDA approvals and >20 patents and 20 publications Dario Paggiarino, MD >20 years of ophthalmic small molecule, biologic, and device clinical development and medical affairs; has led >100 Phase I - IV development programs leading to several FDA and ex- US approvals Investor Day: Speakers - Management PH.D., CTO CMO CTO

Investor Day: KOL Guest Speakers Carl D. Regillo Professor of Ophthalmology, Thomas Jefferson University Chief of the Retina Service, Wills Eye Hospital Founder, Wills Eye Clinical Retina Research Unit in Philadelphia Charles C. Wykoff Director of Research, Retina Consultants of Texas, Chairman of the Research and Clinical Trials Committee, Retina Consultants of America, Deputy Chair of Ophthalmology, Blanton Eye Institute at Houston Methodist Hospital MD, FACS MD, Ph.D.

PRESENTATION SPEAKER Investor Day: Agenda Introductions EyePoint Overview Durasert® and EYP-1901 Overview EYP-1901: Development and Formulation EYP-1901: DAVIO 12-Month Data EYP-1901: Treat to Maintain Nancy Lurker Nancy Lurker Jay Duker, M.D. Said Saim, Ph.D. Carl Regillo, M.D. Jay Duker, M.D. Charlie Wykoff, M.D.

PRESENTATION SPEAKER Investor Day: Agenda EYP-1901: Phase 2 Plans YUTIQ Clinical Update Financial Update Q&A Closing Remarks Dario Paggiarino, M.D. Dario Paggiarino, M.D. George Elston All Nancy Lurker

COMPANY OVERVIEW Nancy Lurker| President and Chief Executive Officer

EYP-1901 is key pipeline program Vorolanib, a TKI in bioerodible Durasert Positive safety and efficacy data from Phase 1 DAVIO clinical trial Phase 2 clinical trials in wet AMD and in non-proliferative diabetic retinopathy (NPDR) expected to begin in Q3 2022 Durasert® - proven intravitreal (IVT) drug delivery  Sustained ocular drug delivery Constant (zero-order kinetics) stable release of drug Safely administered to over 80,000 patient eyes across four FDA approved products Strong balance sheet with growing revenue $171 million in cash and investments on June 30, 2022 Cash runway into 2H 2024 Commercial franchise positioned for 2022 break-even Compelling Pipeline Leverages Proven Durasert® Technology COMPANY OVERVIEW

Jay Duker, M.D. | Chief Operating Officer PLATFORM TECHNOLOGY DURASERT®

DURASERT® TECHNOLOGY 12 | INVESTOR PRESENTATION Safe Sustained Intravitreal Drug Delivery Used in four of six FDA approved intravitreal sustained delivery products Delivered by a single in-office intravitreal injection Continuous, stable release of drug Non-Erodible Products YUTIQ® (EyePoint)  ILUVIEN® (Alimera) RETISERT® (B&L) VITRASERT® (B&L) Bioerodible: EYP-1901 Polyimide coating eliminated Initial drug burst from insert surface Constant, zero-order kinetic release over months

EYP-1901 OVERVIEW Jay Duker, M.D. | Chief Operating Officer

EYP-1901: Vorolanib in Bioerodible Durasert®



EYP-1901 insert at month 5 post-injection

EYP-1901

- Single IVT injection of up to 3 inserts
- Bioerodible formulation of Durasert
- Initial drug burst from surface of insert to rapidly reach therapeutic levels in ocular tissues
- Zero order kinetics release

Vorolanib

- Receptor-binding tyrosine kinase inhibitor (TKI)
- Binds receptors of all VEGF growth factors
- Oral formulation studied in Phase 1 and Phase 2 wet AMD clinical trials[1,2]

1. Jackson et al. JAMA Ophthalmol 2017. 2. Cohen MN et al. Br J Ophthalmol. 2021.

14 | INVESTOR DAY 2022

EYEPOINT PHARMACEUTICALS

EYP-1901 utilizes a bioerodible formulation of Durasert for repeated IVT injections

- Sustained, zero-order kinetics drug release over 6-9 months in bioerodible
- High drug load per insert
- Insert is ~1/5,000 the volume of the vitreous



Non-Erodible
Silicone Seal
Polyimide Shell
Polymer Cap
3.5 mm
YUTIQ®
Bioerodible
Bioerodible Matrix
Up to 8.0 mm
EYP-1901

15 | INVESTOR DAY 2022
EYEPOINT PHARMACEUTICALS

EYP-1901, vorolanib and new injector hold strong patents and patent applications for long term value 2006 2012 2018 2024 2007 - 2027 2017 - 2037 2021 - 2041 EYPT FORMULATION APPLICATIONS VOROLANIB CRYSTAL FORM ISSUED PATENT VOROLANIB ISSUED PATENTS 2030 2036 2042 2022 - 2042 EYPT INJECTOR APPLICATIONS TODAY

EYP-1901 VOROLANIB OVERVIEW Said Saim, Ph.D. | Chief Technology Officer

Vorolanib selected after evaluation of over 100 small molecule TKIs Previously studied in Phase 1 and Phase 2 clinical trials as an oral therapy with compelling efficacy data and no ocular toxicity Intracellular binding of all VEGF receptors thereby blocking receptors of all VEGF family of growth factors with strong affinity to VEGF receptor 2 Reduced off-target binding of receptors associated with TKI systemic side effects Vorolanib is a specifically designed TKI for reduced off-target binding WHY VOROLANIB?

sunitinib Vorolanib was specifically designed to reduce off target binding that may lead to an improved safety profile vorolanib TRIETHYLAMINE CHIRAL CENTER AT THE PYRROLIDINE RING CIS/TRANS INDOLINONE WITH PYRROLIDONE GROUP DIMETHYLCARBAMOYL PYRROLIDINE

Vorolanib binds receptors of all VEGF growth factors with strong affinity to VEGF receptor 2 - a receptor associated with blood vessel leakage VOROLANIB VOROLANIB VOROLANIB VEGF-A VEGF-B VEGF-C VEGF-D R1 | Inflammation R2 | Blood Vessel Leakage R3 | Blood Vessel Growth & Leakage 20 | INVESTOR PRESENTATION VEGF SIGNALING PATHWAYS VOROLANIB INHIBITS VEGFR Binds to the intracellular domain of tyrosine kinases Targets the angiogenic VEGF receptors R1, R2 and R3 with high potency

EYP-1901 VOROLANIB PRE-CLINICAL POC PHARMACOLOGY STUDIES Said Saim, Ph.D. | Chief Technology Officer

NUMBER OF TUBES Control VEGF VEGF + Sunitinib VEGF + Vorolanib 100 80 60 40 20 0 50 nM 100 nM Vorolanib significantly reduces new blood vessel formation in an established cell model Vorolanib inhibited blood vessel tube formation at very low concentrations of 50 to 100 nM (IC50 is 52 nM; equivalent to 0.052 µM or 22.9 ng/g) in a dose dependent manner Tube formation in cultured HUVEC cells Effect on HUVEC tube formation induced by VEGF VEGF VEGF + VOROLANIB (50nM)

Vorolanib concentrations at only 20% of IC50 induced significant inhibition of VEGFR phosphorylation VEGFR-2 PHOSPHORYLATION IN HUVEC CELLS STIMULATED WITH VEGF

TREATMENT STARTED AT DAY 7 AFTER LASER INJURY | 30 MG/KG/D In a validated laser CNV animal study vorolanib demonstrated significantly lower vascular leakage suggesting activity in wet AMD INTENSITY SCORE DAY 7 vorolanib 1.0 0.8 0.6 0.4 0.2 0.0 Vehicle INTENSITY SCORE DAY 14 vorolanib 1.0 0.8 0.6 0.4 0.2 0.0 Vehicle *** INTENSITY SCORE DAY 21 vorolanib 1.0 0.8 0.6 0.4 0.2 0.0 Vehicle *** INTENSITY SCORE Day 14 1.0 0.8 0.6 0.4 0.2 0.0 Day 7 *** *** Day 21

Vorolanib demonstrated inhibition of retinal neovascularization in an animal study suggesting activity in diabetic retinopathy HIGH EFFICACY (~71% REDUCTION IN NV AREA) Hu Huang, Effects of X-82 on retinal neovascularization (NV) in a murine model of oxygen-induced retinopathy (OIR) (X-82-NCL-033) ; 40 mg/kg/d in solution/IP injection; 75% O2 from day 1 to Day 12; Room air from Day 12-17; X-82 at Day 12. MEAN X-82 CONCENTRATION (µG/G) PLASMA KIDNEY EYE 7 6 5 4 3 2 1 0 MEAN AREA OF NV (MICRON/RETINA) VEHICLE CONTROL VOROLANIB (40MG/KG) 600000 500000 400000 300000 200000 100000 0 P=0.01 LEVELS IN EYE SIMILAR TO LEVELS IN PLASMA

Optokinetic tracking in validated retinal detachment mouse model suggests that vorolanib has neuroprotective properties Higher visual acuity function in vorolanib treated mice vs vehicle Significantly higher contrast vision in vorolanib treated mice vs vehicle Visual Acuity Contrast Vision

OCT in validated retinal detachment mouse model further suggests that vorolanib has neuroprotective properties Preservation of Structure: Significant loss of ONL thickness in vehicle eyes but not in vorolanib eyes suggesting that vorolanib protects photoreceptors

Summary and Key Takeaways VOROLANIB Binds intracellular domain of receptors Compelling efficacy data as an oral therapy in Phase 1 and 2 clinical trials Levels as low as 20% of IC50 show significant inhibition of VEGFR2 phosphorylation Retinal detachment model indicates potential neuroprotection by vorolanib

EYP-1901 PRECLINICAL PK DATA Said Saim, Ph.D. | Chief Technology Officer

YUTIQ provides a benchmark for zero-order kinetics release over 12 months in non-erodible Durasert ASSAY (µG) TIME (DAYS) Near-zero order drug release through 12 Months ASSAY OF EXPLANTS FROM RABBIT VITREOUS OF YUTIQ INSERT 200 180 16014012010080 60 40 20 0 71% 0 30 60 90 120 150 180 210 240 270 300 330 360 390

YUTIQ demonstrates continuous 3-year delivery and efficacy in non-erodible Durasert 71% PRBABILITY RECURRENCE US Phase 3 Trial 0 60 120 180 240 300 360 420 480 540 600 660 720 780 840 900 960 1020 1080 1140 1200 1260 1.0 0.9 0.80.70.60.50.40.3 0.2 0.10.0 SHAM INJECTION (N=42) YUTIQ INSERT (N=87) 3 YEAR IMPLANT DEPLETION YUTIQ MEDIAN TIME TO FIRST RECURRENCE: 1051 DAYS TIME (DAYS)

TIME POINT (MONTH) EYP-1901 reflects near zero-order drug release across multiple doses in a rabbit model 71% MEAN REMAINING DOSE (% LABEL CLAIM/EYE) Near zero-order drug release is observed over 8-10 months Inserts are essentially depleted past 8 months, confirming observed pharmacokinetics in ocular tissues Release rate is dose proportional Consistent release of micrograms levels of drug per day

TIME POINT (DAY) CONCENTRATION (NG/ML) Pharmacokinetic profile of EYP-1901 in local tissues supports zero-order kinetics release and sustained receptor binding above IC50 in a rabbit model 71% Initial burst followed by steady state levels of vorolanib in all ocular tissues Levels approximately an order of magnitude higher than IC50 observed at steady state in retina and choroids Low levels in plasma and aqueous humor

EYP-1901 bioerodible formulation supported by in-vitro dissolution model INSERT AT 12 MONTHS AND DAY 0 EYP-1901 IS ~1/5000 OF VITREOUS Enlarged for illustrative purposed

Summary and Key Takeaways EYP-1901 PRECLINICAL PK AND SAFETY DATA Consistent, zero order release of µgs/day through 9 months Steady state levels in ocular tissues for 8-9 months at levels higher than IC50 for VEGFR2 inhibition Release is dose proportional Inserts are bioeroded over time

EYP-1901 VOROLANIB ORAL FORMULATION CLINICAL TRIALS Jay Duker, M.D. | Chief Operating Officer

Trial Design Open label, 24 weeks, dose escalation, no control, oral delivery N=25 Phase 1: Results BCVA maintained to within 4 letters of baseline or improved in all but 1 participant 60% (15/25) of patients required no supplemental anti-VEGF injection while on oral vorolanib Excluding the low dose, 72% of patients required no supplemental anti-VEGF injection Mean OCT thickness was reduced by -50 +/- 97 µm Mean OCT thickness in treatment-naïve patients was reduced by ~80 µm Oral vorolanib phase 1 clinical trial results Demonstrated clinical activity in wet AMD in oral formulation BCVA: best corrected visual acuity OCT: ocular coherence tomography. Study performed by Tyrogenix.

Vorolanib Phase 2 Clinical Trial Results

Reduced supplemental therapy versus anti-VEGF PRN for all doses with no ocular toxicity

For subjects followed ≥ 6 months	Placebo n=33	50 mg n=34	100 mg n=30	200 mg n=26
Median number of anti-VEGF injections*	9.0	6.1	5.8	4.6
Percent of Patients w/ no supplemental anti-VEGF therapy	2.6	7.5	10.3	20.5

Strict pre-defined supplement criteria with anti-VEGF therapy:

- Any increase in fluid on OCT compared to screening visit (~14 days after an IVT injection)
- New or increased macular hemorrhage by fundus photography

* Normalized for number of months on study. Study performed by Tyrogenix.

38 | INVESTOR DAY 2022

EYEPOINT PHARMACEUTICALS

Oral vorolanib clinical trials showed well controlled fellow eye conversion to wet AMD * Study performed by Tyrogenix. Phase 1 trial: No participant among the 25 completers developed new neovascular AMD in the fellow eye* Phase 2 trial: Placebo group (PRN intravitreal Anti-VEGF) 12.5% - (3/24) of subjects with unilateral disease at baseline developed exudative AMD in their fellow eyes by 52 weeks Treated group (vorolanib at 50mg, 100mg, 200mg daily) 1.3% - (1/26), (0/27) and (0/23) in the 50 mg, 100 mg, and 200 mg, respectively developed exudative AMD in their fellow eye by 52 weeks * One participant (receiving 50 mg daily) developed new exudation from a previously treated fellow eye CNV

Carl Regillo, M.D. EYP-1901 PHASE 1 DAVIO CLINICAL TRIAL 12 MONTH RESULTS

EYP-1901 Phase 1 DAVIO Clinical Trial – "Durasert® and Vorolanib In Ophthalmology"

PROTOCOL SUMMARY

Enrollment

- Previously treated wet AMD eyes
- No exclusion for presence of fluid

Criteria for Supplemental Anti-VEGF Therapy*

- New fluid > 75 microns on OCT
- Loss of ≥ 2 lines of BCVA secondary to wet AMD
- New macular hemorrhage secondary to wet AMD

Methodology

- All patients received SoC anti-VEGF at screening
- All patients received a single dose of EYP-1901 at baseline (Day 0) ranging from 440 (μg) to 3090 (μg)
- No EYP-1901 redosing for duration of the study
- Clinical assessments and evaluation for supplemental anti-VEGF therapy every 4 weeks through month 12

Phase 1 Trial: A 12-month, multicenter, open-label, dose escalation, no control arm study of EYP-1901 in subjects with Wet AMD

41 | INVESTOR DAY 2022

EYEPOINT PHARMACEUTICALS

EYP-1901 Phase 1 DAVIO clinical trial enrolled 17 patients over four different dosages Primary Endpoint: Safety Ocular and non-ocular TEAEs through month-12 Secondary Endpoints Supplemental anti-VEGF therapy through 6-months Change in BCVA from baseline CST as measured by OCT RESULTS: MONTH 12 FULL READ EYP 1901: 7 – 10 DAYS LATER SCREENING VISIT SOC INJECTION MONTHS DAY0 1 2 3 4 5 6 7 8 9 10 11 12 LOW DOSE (440 μg) N=3 LOW-MID DOSE (1030 μg) N=1 MID DOSE (2060 μg) N=8 HIGH DOSE (3090 μg) N=5

EYP-1901 Phase 1 DAVIO clinical trial participant overview BASELINE CHARACTERISTICS Mean age, range (years) Female (n) Mean BCVA, range (ETDRS letters) Mean CST, range (microns) Median length of time for Wet AMD Diagnosis Mean # of anti-VEGF injections per year prior to enrollment 77.4 13/17 69 letters 299 microns 17 8.0 injections/year BCVA: best corrected visual acuity; ETDRS: Early Treatment Diabetic Retinopathy Study; CST: central subfield thickness

EYP-1901 Phase 1 DAVIO clinical trial demonstrated favorable overall safety data at 12-months meeting primary endpoint Ocular AEs of particular interest: No vitreous floaters No endophthalmitis No retinal detachment No implant migration in the anterior chamber No retinal vasculitis No posterior segment inflammation Ocular AEs observed: One eye: mild asymptomatic anterior chamber cell/flare; treated with Maxitrol® eyedrops – resolved in 8 days – no sequelae or recurrence One eye: asymptomatic vitreous hemorrhage from injection; observed No ocular serious adverse events (SAEs) No drug-related systemic SAEs No evidence of vorolanib-related ocular or systemic toxicity No Durasert-related toxicity or tolerance issues No dose limiting toxicity

EYP-1901 phase 1 DAVIO clinical trial demonstrated clinically significant reduction in treatment burden of 79% at 6-months DOSE % LOW DOSE (N=3) -70% LOW MID DOSE (N=3) -100% MID DOSE (N=3) -89% HIGH DOSE (N=5) -55% Anti-VEGF SoC (Anti-VEGF)+ EYP1901 Missed visit No rescue injection given REDUCTION IN AVERAGE MONTHLY TX BURDEN

EYP-1901 Phase 1 DAVIO clinical trial continues clinically significant reduction in treatment burden of 74% at 12-months DOSE 12 MOS LOW DOSE (N=3) -66% LOW MID DOSE (N=1) -100% MID DOSE (N=8) -88% HIGH DOSE (N=5) -47% Anti-VEGF SoC (Anti-VEGF)+ EYP1901 Missed visit No rescue injection given REDUCTION IN AVERAGE MONTHLY TX BURDEN

EYP-1901 Phase 1 DAVIO clinical trial results at 6-months: mean BCVA is stable after single treatment 1 2 3 4 5 6 MONTHS CHANGE IN ETRDS LETTERS For all 17 eyes at 6 months | BCVA = -2.5 letters MEAN CHANGE IN BCVA FROM SCREENING VISIT 30 20 10 0 -10 -20 -30 Screen Visit BCVA: best corrected visual acuity

EYP-1901 Phase 1 DAVIO clinical trial results at 6-months: mean CST is stable after single treatment 1 2 3 4 5 6 MONTHS CST CHANGE IN MICRONS For all 17 eyes at 6 months | CST on OCT = -3.4 microns MEAN CHANGE IN CST FROM SCREENING VISIT 200 100 0 -100 -200 OCT: optical coherence tomography; CST: central subfield thickness Screen Visit

EYP-1901 Phase 1 DAVIO clinical trial results at 12-months: mean BCVA is stable after single treatment MONTHS CHANGE IN ETRDS LETTERS For all 17 eyes at 12 months | BCVA = -4.1 letters MEAN CHANGE IN BCVA FROM SCREENING VISIT 30 20 10 0 -10 -20 -30 1 2 3 4 5 6 7 8 9 10 11 12 SV BCVA: best corrected visual acuity; SV: screening visit

EYP-1901 Phase 1 DAVIO clinical trial results at 12-months: mean CST is stable after single treatment 200 100 0 -100 -200 MONTHS CHANGE IN ETRDS LETTERS For all 17 eyes at 12 months | CST on OCT = -2.8 microns MEAN CHANGE IN CST FROM SCREENING VISIT 1 2 3 4 5 6 7 8 9 10 11 12 SV OCT: optical coherence tomography; CST: central subfield thickness

EYP-1901 Phase 1 DAVIO clinical trial demonstrated that 53% of patients did not require supplemental anti-VEGF treatment at 6-months SUPPLEMENTAL ANTI-VEGF INJECTION-FREE RATE UP TO EACH VISIT MONTHS

MONTH 8 EYP-1901 Phase 1 DAVIO clinical trial case study, a mid-dose cohort patient remained dry after only one supplemental injection -13 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Case 1: SOC Anti-VEGF Injections Before and After Treatment DAY 0 Indicates administration of EYP-1901 Indicates administration of supplemental injection SOC (ANTI-VEGF) + EYP-1901 MONTH 2 MONTH 3 MONTH 4k MONTH 5 MONTH 6 MONTH 7 MONTH 9 MONTH 11 MONTH 10 MONTH 12 MONTH 1 BCVA 60 CST 203 BCVA 60 CST 204 BCVA 59 CST 271 BCVA 60 CST 307 BCVA 61 CST 204 BCVA 61 CST 195 BCVA 61 CST 205 BCVA 62 CST 214 BCVA 61 CST 233 BCVA 62 CST 205 BCVA 63 CST 205 BCVA 63 CST 204 SCREENING BCVA 53 CST 205

EYP-1901 Phase 1 DAVIO clinical trial case study 2, a high-dose cohort patient remained dry after single EYP-1901 treatment MONTH 8 SCREENING BCVA 85 CST 232 Case 2: SOC Anti-VEGF Injections Before and After Treatment DAY 0 MONTH 2 MONTH 3 MONTH 4 MONTH 5 MONTH 6 MONTH 7 MONTH 9 MONTH 11 MONTH 10 MONTH 12 MONTH 1 BCVA 85 CST 231 BCVA 83 CST 236 BCVA 83 CST 232 BCVA 84 CST 229 BCVA 84 CST 233 BCVA 84 CST 240 BCVA 83 CST 247 BCVA 84 CST 251 BCVA 81 CST 266 BCVA 82 CST 271 BCVA 79 CST 271 BCVA 68 CST 306 -13 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Indicates administration of EYP-1901 Indicates administration of supplemental injection SOC (ANTI-VEGF) + EYP-1901

EYP-1901 Phase 1 DAVIO clinical trial met all objectives FAVORABLE SAFETY PROFILE Stabilization of mean BCVA and OCT throughout 6 months was achieved 53% supplemental anti-VEGF injection free up to 6-months 79% reduction in treatment burden at 6-months No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs – majority are mild and expected DURASERT® VOROLANIB® SIX MONTHS MEDIAN TIME TO SUPPLEMENTAL ANTI-VEGF POSITIVE EFFICACY & DURABILITY

EYP-1901 TREAT TO MAINTAIN Jay Duker, M.D. | Chief Operating Officer Charlie Wykoff M.D.

EYP-1901 demonstrated clinically significant reduction in treatment burden of 79% at 6 months supporting treat to maintain positioning Anti-VEGF SoC (Anti-VEGF)+ EYP1901 Missed visit No rescue injection given About half of eyes in DAVIO could go up to 6 months on EYP-1901 alone Another ~30% received only a single supplemental anti-VEGF during 6-months About 15 % failed both SoC and 1901 and required multiple supplements TREAT TO MAINTAIN WITH EYP-1901

EYP-1901 positioned as a potential “Treat-to-Maintain” therapy Treat initially with current anti-VEGF standard of care until VA is maximally improved and retina is as dry as possible (induction phase) Maintain with EYP-1901 every six months, supplementing if needed with current anti-VEGF biologic Based on DAVIO, we believe over half of all wet AMD eyes may be maintained visually and anatomically with EYP-1901 alone Another large segment may require occasional supplemental anti-VEGF but a much-reduced interval

Discussion on the potential clinical use of 1901 with Charlie Wykoff, M.D. If you had EYP-1901 available in your practice, how would you introduce it for your patients with wet AMD?   What would like to see before you adopt it more broadly?   Where do you see the value of a “Treat and Maintain” therapy in patients previously treated with an anti-VEGF therapy?  Where do see the potential for EYP-1901 in the treatment of NPDR where currently approved anti-VEGF therapies are not widely adopted in patients with relatively good vision.  What do you think about the potential use of EYP-1901 in other indications like DME or other VEGF-dependent conditions?

Wet AMD | NPDR EYP-1901 PHASE 2 CLINICAL TRIAL PLANS

Dario Paggiarino, M.D. | Chief Medical Officer WET AMD PHASE 2 TRIAL (DAVIO 2)

EYP-1901 DAVIO 2 clinical trial is non-pivotal randomized, double-masked, aflibercept controlled


-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
EYP-1901
2mg low dose (n=48)
EYP-1901
3mg high dose (n=48)
Aflibercept q8W
(n=48)
RANDOMIZATION
AFLIBERCEPT q8W
EYP-1901/AFLIBERCEPT
1° ENDPOINT BLEND W28 AND W32; UNMASK W32
REQUIRED AFLIBERCEPT INJECTION VISIT
VISIT SCHEDULED
EYP-1901 DOSING

61 | INVESTOR DAY 2022

EYEPOINT PHARMACEUTICALS

EYP-1901 DAVIO 2 clinical trial design to evaluate two different doses with BCVA as primary endpoint

Objectives
Evaluate efficacy and safety of a single injection of two different doses of EYP-1901 in wet AMD reported.

01 **Primary Endpoint**
Mean change in BCVA at Week 32 (unmasking 6 months after EYP-1901)

02 **Secondary Endpoints**
CST, time to rescue, rescue-free rates, anti-VEGF injection burden

Duration of Follow-up: 12 months following EYP-1901 injection at Week 8 (i.e., Week 56)

Key I/E Criteria

- Diagnosed within past 9 months
- History of response to anti-VEGF
- History of at least 2 injections in last 6 months
- OCT exclusion criteria:
  - Central subfield thickness > 400 µm
  - Intraretinal fluid >25 µm
  - Retinal pigment epithelium detachment thickness > 300 µm

62 | INVESTOR DAY 2022

EYEPOINT PHARMACEUTICALS

Criteria for supplemental aflibercept injections Starting from Week 12 EYP-1901 DAVIO 2 trial to evaluate supplemental anti-VEGF injections under strict criteria BCVA reduction of > 5 letters from best on study measurement due to wAMD AND Increase in CST of >75 microns on SD-OCT from lowest on study measurement BCVA reduction of >10 letters from best on study measurement due to wAMD Increase in CST of >100 microns on SD-OCT from lowest on study measurement from 2 consecutive visits Presence of new or worsening vision-threatening hemorrhage due to wAMD  Or at the investigator’s discretion

NPDR PHASE 2 CLINICAL TRIAL Dario Paggiarino, M.D. | Chief Medical Officer

EYP-1901 Phase 2 NPDR clinical trial is non-pivotal, randomized double-masked, day-one single injection with sham control EYP-1901 DOSING VISIT SCHEDULED SHAM INJECTION -D21 to –D5 D1 W4 W12 W24 W36 W48 EYP-1901 2mg low dose (n=35) EYP-1901 3mg high dose (n=35) Control Sham (n=35) RANDOMIZATION EYP-1901 1⁰ ENDPOINT UNMASK DATA

EYP-1901 Phase 2 NPDR clinical trial primary endpoint is improvement of at least 2 DRSS* severity levels at week 36 71% Objectives Evaluate efficacy and safety of a single injection of two doses of EYP-1901 in NPDR Primary Endpoint Improvement of at least 2 DRSS* severity levels at Week 36 01 Secondary Endpoints Vision-threatening complications, occurrence of DME and/or proliferative disease (PDR), retinal ischemia/nonperfusion 02 48 weeks total duration of study Duration of Follow-up Key I/E Criteria Inclusion: Moderately severe to severe NPDR (DRSS 47-53) ETDRS letter score in the study eye of ≥69 letters (20/40) HbA1c%: ≤12% No anti-VEGF injections in the past 12 months Exclusion: Presence of any active CI-DME in the central subfield, with a CST ≥320 microns *diabetic retinopathy severity scale

PRODUCTS YUTIQ CLINICAL UPDATES Dario Paggiarino, M.D. | Chief Medical Officer

YUTIQ commercial franchise supported by ongoing CALM study with real-world data Methods Data will be collected on up to 500 patients; 150 enrolled to date Routine standard of care assessments and adverse events will be recorded from routine visits over 5 years Status Next data presentation updates planned for Retina Society 2022 and AAO 2022 The CALM study is a retrospective registry study to collect real-world data on patients treated with YUTIQ

YUTIQ commercial franchise also supported by anticipated Synchronicity phase 4 study First patient dosed in Q2 2022 Initial data anticipated in 2H 2023 The Synchronicity study is evaluating YUTIQ’s ability to attain complete remission of inflammation through control of macular edema

FINANCIAL UPDATE George O. Elston | Chief Financial Officer

Balance Sheet – June 30, 2022* $171 million of cash and investments $40 million of short and long-term debt Solid cash position and growing revenues FINANCIAL SUMMARY Financial Performance* $11.3 million of net product revenues in Q2 2022, a 30% increase over Q2 2021 Q2 2022 Customer demand ~900 units of YUTIQ a 43% increase over Q1 2022 ~14,700 units of DEXYCU consistent with Q1 2022 Commercial franchise projected to break-even in 2022 Cash runway into 2H 2024 at current plan * Q2 2022 financial results were calculated prior to the completion of a review by the Company’s independent registered public accounting firm and are therefore subject to adjustment.

CMS Draft Hospital Outpatient Rule does not extend the pass- through status of expiring drugs impacting DEXYCU If draft rule is finalized as is, DEXYCU pass-through status will expire on December 31, 2022 CMS clarified their intent to offer on-going pass through to non-opioid pain alternatives CMS clarified that they will require a pain indication in order for a product to be eligible for ongoing pass through Evaluating next steps for a potential DEXYCU pain indication

Q&A

CLOSING REMARKS